UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or15(d) of the
Securities Exchange Act of 1934
Date of Report: June 23, 2016
(Date of earliest event reported)

CRYSTAL ROCK HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

DE (State or other jurisdiction of incorporation)	000-31797 (Commission File Number)	03-0366218 (IRS Employer Identification Number)

1050 Buckingham St., Watertown, CT (Address of principal executive offices)		06795 (Zip Code)
860-945-0661 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05.  Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

(a) On June 23, 2016, the Company’s Board of Directors and Audit Committee adopted a Supplemental Conflict of Interest Policy for Directors and Officers (Supplemental Policy).  The Supplemental Policy is in addition to the Company’s Code of Ethics adopted March 28, 2011, which continues in effect and is applicable to all Company personnel.
In brief, the purpose of the Supplemental Policy is to help the Company’s directors and officers (at the level of Vice President and above) identify and properly address potential personal conflicts of interest involving the Company.  When such a conflict has been identified, under the Supplemental Policy the Audit Committee is generally authorized to determine if there is or may be a conflict of interest and to act accordingly to avoid harm to the Company’s interests.
Item 9.01  Financial Statements and Exhibits
(d) Exhibits.
10.1	Crystal Rock Holdings, Inc. Supplemental Conflict of Interest Policy for Directors and Senior Officers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 28, 2016	CRYSTAL ROCK HOLDINGS, INC. By: /s/ David Jurasek David Jurasek Chief Financial Officer

- -